UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 21, 2007


                            PEOPLE'S LIBERATION, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                  000-16075                    86-0449546
(State or other jurisdiction       (Commission               (I.R.S. Employer
     of incorporation)             File Number)             Identification No.)


               150 WEST JEFFERSON BOULEVARD, LOS ANGELES, CA 90007
                (Address of Principal Executive Offices/Zip Code)

                                 (213) 745-2123
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On May 21, 2007, we amended our employment agreement with Daniel Guez, dated January 12, 2007, to reflect Mr. Guez's resignation as Chief Executive Officer and his continued service to us as Creative Director and Co-Chairman of the Board of Directors. All of the other terms of Mr. Guez's employment agreement remain in effect without modification.

         The description of the amendment to Mr. Guez's employment agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the amendment, a copy of which is attached hereto as
Exhibit 10.1 and is incorporated herein by reference.

ITEM 5.02      DEPARTURE  OF  DIRECTORS   OR  CERTAIN   OFFICERS;   ELECTION  OF
               DIRECTORS;   APPOINTMENT   OF  CERTAIN   OFFICERS;   COMPENSATORY
               ARRANGEMENTS OF CERTAIN OFFICERS.

         On May 21, 2007, Daniel Guez resigned as our Chief Executive Officer, and Kevin Keating resigned from our Board of Directors. Mr. Guez will continue to serve as Creative Director and Co-Chairman of the Board of Directors of People's Liberation, and Manager of our William Rast(TM) apparel line, pursuant to the terms of our Employment Agreement with Mr. Guez, dated January 12, 2007.

         On May 21, 2007, the board of directors of People's Liberation, Inc. appointed Colin Dyne (age 44) as our new Chief Executive Officer, and as a member of our Board of Directors, to fill the vacancy on the Board created upon Mr. Keating's resignation. Mr. Dyne was also appointed Co-Chairman of the Board of Directors, and will serve in that capacity with Daniel Guez, who also serves as Co-Chairman of the Board.

         On May 21, 2007, the Board resolved to increase the size of the Board from three directors to five directors, and appointed Susan White and Troy Carter as directors to fill the vacancies created upon the expansion in the size of the Board.

         COLIN DYNE

         Colin Dyne is a significant stockholder of People's Liberation, and has served as a consultant to the company since December 2005, advising on strategic sales initiatives. For these services, we paid Mr. Dyne $259,000 and $10,000 in consulting fees during the years ended December 31, 2006 and 2005, respectively.

         Mr. Dyne also serves as Vice Chairman of the Board of Directors of Tag-It Pacific, Inc. (AMEX: TAG), owner of Talon(TM) zippers and a full service trim management supplier for manufacturers of fashion apparel. Mr. Dyne founded Tag-It, Inc., a subsidiary of Tag-It Pacific, in 1991. Mr. Dyne served as Tag-It Pacific's President from inception and as its Chief Executive Officer from 1997 to 2005.

         During 2004, Tag-It Pacific loaned an aggregate of $293,989 to our subsidiary, Versatile Entertainment, Inc., which loan was unsecured, and due on demand. On May 16, 2005, the then outstanding balance of $300,000 due to Tag-It Pacific was repaid with borrowings from an


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unrelated  entity. On May 16, 2005, Mr. Dyne assumed  Versatile's  obligation to the unrelated entity in exchange for the issuance of 45 shares of Versatile's common stock. After giving 9.546 shares of his Versatile common stock to various parties, the remaining 35.454 shares of common stock held by Mr. Dyne were exchanged for 775,294.3 shares of our series A convertible preferred stock on November 22, 2005.

         During the years ended December 31, 2006 and 2005, we purchased trim products from Tag-It Pacific, amounting to approximately $152,000 and $75,000, respectively. During the year ended December 31, 2005, we incurred approximately $35,000 for services provided by an employee of Tag-It Pacific.

         Mr. Dyne currently does not have a written employment agreement with People's Liberation. For services as Chief Executive Officer, we will pay Mr. Dyne the following compensation:

         o        Base salary of $200,000 per annum; and

         o        Auto allowance of $1,200 per month.

         SUSAN WHITE

         Susan White (age 57) has served as Chief Executive Officer and President of Brand Identity Solutions, LLC, a branding, marketing and licensing consulting company, since 1987. Ms. White also is the CEO and president of Whitespeed, LLC, an internet design, branding and marketing company. Ms. White serves on the Board of Directors of Tag-It Pacific, Inc. (AMEX: TAG), owner of Talon(TM) zippers and a full service trim management supplier for manufacturers of fashion apparel. Ms. White also previously served as Director of Marketing and Advertising Worldwide for Warnaco from November 1997 through August 1999.

         During the first half of 2007, Ms. White provided consulting services to People's Liberation, Inc., advising on branding issues. For these services, we paid Ms. White an aggregate of $16,300 in consulting fees. Ms. White no longer provides consulting services to us.

         TROY CARTER

         Troy Carter (age 34) is the Founder, Chairman and CEO of the urban talent management and full-service film and television production entity, The Coalition, Inc. Mr. Carter has managed and built careers for some of the hottest acts on the urban scene including hip-hop artists Eve, Beanie Siegel, and Fat Joe and hot newcomer acts such as Ya Boy. Prior to establishing The Coalition, Mr. Carter was the co-founder of Erving Wonder, a management firm purchased by Sanctuary Group UK, the largest urban talent manager in the world with clients including Beyonce, Destiny's Child, Nelly, Eve and D-12. Mr. Carter began his entertainment industry career at Bad Boy Records working for Sean "Diddy" Combs and also at Overbrook Entertainment, Will Smith's management/production company.

         A press release announcing the changes in senior management and the appointment of additional members to the Board of Directors was issued by us on May 22, 2007, a copy of which is attached hereto as Exhibit 99.1.


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ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

         (d)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  10.1     Addendum,   dated  May  21,  2007,  between  People's
                           Liberation, Inc. and Daniel S. Guez.

                  99.1 Press release issued by People's Liberation, Inc., dated May 22, 2007.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, People's Liberation, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PEOPLE'S LIBERATION, INC.



Date:  May 24, 2007                  By:    /s/ Darryn Barber
                                            -----------------------
                                            Darryn Barber,
                                            Chief Financial Officer


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